A X A L T A C O A T I N G S Y S T E M S Q3 2016 FINANCIAL RESULTS October 27, 2016 Exhibit 99.2

AXALTA COATING SYSTEMS Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2016 financial projections, including execution on our 2016 goals as well as 2016 net sales, constant currency net sales, Adjusted EBITDA, Adjusted EBITDA margin, interest expense, income tax rate, as adjusted, diluted shares, capital expenditures, depreciation and amortization, working capital, cost savings and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015.. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including constant currency net sales, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-operating income or expense, (ii) the impact of certain non-cash, nonrecurring or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing performance and (iii) certain unusual or nonrecurring items impacting results in a particular period. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Our use of the terms constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt may differ from that of others in our industry. Constant currency net sales, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non- GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net income or income tax rate, as-reported on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts, and prior year financial results, providing a measure that management believes reflects the Company’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission. 2 Legal Notices

AXALTA COATING SYSTEMS Q3 2016 Highlights  Q3 financial results  Net sales of $1,023.4 million – volume and price up 4.4% YoY, offset by 2.1% negative foreign currency translation impact – includes 2.6% growth from acquisitions  Net loss attributable to Axalta of $10.7 million including refinancing charges of $81.9 million versus net income of $35.1 million in Q3 2015  Adjusted EBITDA of $233.2 million increased from $216.9 million in Q3 2015  Operating & innovation progress highlights  Launched new Syrox mainstream waterborne refinish product; launched early sanding primer in EMEA  Productivity improvement initiatives on track for full year target savings of $60 million  Balance sheet & cash flow progress  Cash from operations of $144.5 million versus $158.8 million last year  Two refinancing transactions significantly reduce interest expense, extend maturities and shift secured debt to unsecured  $150 million U.S. Term Loan pre-payment made in October  M&A activity  Closed on three previously announced transactions and integration well on track  Guidance updated  Slower trends in Europe and Latin America impact Q4 volume expectations; expect full year to come in at the lower end of our previously communicated range for Adjusted EBITDA, including acquisitions 3

AXALTA COATING SYSTEMS Q3 Consolidated Results Financial Performance Commentary Net Sales Variance $1,000 $1,023 Volume Q3 2015 Q3 2016 FX Price 4 Net sales growth drivers  Positive pricing contribution from both segments, led by Performance Coatings and most notably from Latin America  Volume growth across both segments within Asia Pacific, with EMEA and North America Light Vehicle also contributing; emerging market volumes remain pressured  2.6% acquisition contribution to volumes  2.1% unfavorable currency impact shows moderating impact versus prior quarters +2.5% +1.9% (2.1%) +2.3% ($ in millions) 2016 2015 Incl. F/X Excl. F/X Performance 619 601 3.1% 5.8% Transportation 404 400 1.1% 2.3% Net Sales 1,023 1,000 2.3% 4.4% Net Income (Loss) (1) (11) 35 Adjusted EBITDA 233 217 7.5% (1) Represents Net Income attributable to Axalta Q3 % Change

AXALTA COATING SYSTEMS Q3 Performance Coatings Results Financial Performance Commentary Net Sales Variance 5 Net sales led by Industrial including acquisition contribution  Pricing led by Refinish; Industrial remained stable  Volume growth includes 3.4% from acquisitions  2.7% unfavorable currency impact, principally from Latin America Adjusted EBITDA margin strong  Adjusted EBITDA margin remains strong, benefiting from favorable price realization, some ongoing variable margin benefits, offset by currency translation impact and increased operating expense to support growth $601 Price FX $619 Q3 2015 Volume Q3 2016 +2.9% +2.9% (2.7%) +3.1% Q3 ($ in millions) 2016 2015 Incl. F/X Excl. F/X Refinish 435 427 1.8% 4.9% Industrial 185 174 6.4% 8.2% Net Sales 619 601 3.1% 5.8% Adjusted EBITDA 149 139 6.8% % margin 24.0% 23.1% % Change

AXALTA COATING SYSTEMS Q3 Transportation Coatings Results Financial Performance Commentary Net Sales Variance 6 Net sales pressured by Commercial volumes  Solid volume growth in Light Vehicle led by Asia Pacific and North America, offset in part by slower EMEA; lower volumes in Commercial Vehicle driven by heavy duty truck and other markets  Acquisitions contributed 1.3% to volumes  1.2% unfavorable FX impact largely from emerging market exposures Adjusted EBITDA margin up 150 bps  Adjusted EBITDA margin benefited from price improvement and some additional variable cost savings, offset by foreign currency exchange impact and increased operating investment spending to support growth initiatives Price Q3 2016 FX $400 Q3 2015 $404 Volume +1.8% +0.5% (1.2%) +1.1% ($ in millions) 2016 2015 Incl. F/X Excl. F/X Light Vehicle 321 304 5.7% 6.7% Commercial Vehicle 83 96 (13.5%) (11.9%) Net Sales 404 400 1.1% 2.3% Adjusted EBITDA 85 78 8.7% % margin 21.0% 19.5% Q3 % Change

AXALTA COATING SYSTEMS Debt and Liquidity Summary Capitalization 7 Net Leverage (1) Assumes exchange rate of $1.12 USD/Euro (2) Indebtedness per balance sheet less cash & cash equivalents divided by LTM Q3 2016 Adjusted EBTIDA (3) Total Net Debt = Total Debt – Cash and Cash Equivalents ($ in millions) @ 9/30/2016 Maturity Cash and Cash Equivalents $528 Debt: Revolver ($400 million capacity) - 2021 First Lien Term Loan (USD) 1,887 2020 First Lien Term Loan (EUR) (1) 206 2020 Total Senior Secured Debt $2,093 Senior Unsecured Notes (USD) 489 2024 Senior Unsecured Notes (EUR) (1) 369 2024 Senior Unsecured Notes (EUR) (1) 495 2025 Other Borrowings 37 Total Debt $3,482 Total Net Debt $2,954 LTM Adjusted EBITDA $893 Credit Statistics: Total Net Leverage (2) 3.3x 5.6x 5.1x 5.0x 4.6x 4.5x 4.3x 4.1x 3.8x 4.0x 3.7x 3.7x 3.4x 3.5x 3.3x 3.3x At LBO Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2013 2014 2015 2016

AXALTA COATING SYSTEMS Capitalization Summary Capitalization 8  Refinancing extended debt maturities while decreasing average borrowing rate from ~4.7% to ~4.0%  Extended revolver maturity to 2021 with favorable drawn pricing  Shift in structure from secured to unsecured borrowings  Table excludes $150 million U.S. Term Loan pay-down in October (1) Reflects gross principal outstanding (2) Assumes exchange rate of $1.12 USD/Euro Pre-Refinancing @ 9/30/2016 ($ in millions) Interest Rate Maturity USD Interest Rate Maturity USD Revolver ($400mm Capacity) L + 325 2/1/2018 - L + 225 8/1/2021 - First Lien Term Loan - USD (1) L + 275 2/1/2020 1,925 L + 275 2/1/2020 1,925 First Lien Term Loan - EUR (1)(2) L + 300 2/1/2020 433 L + 300 2/1/2020 210 Senior Secured Notes - EUR (1)(2) 5.750% 2/1/2021 279 - Total Senior Secured Debt $2,637 $2,135 Senior Unsecured Notes - USD (1) 7.375% 5/1/2021 750 - Senior Unsecured Notes - USD (1) 4.875% 8/15/2024 500 Senior Unsecured Notes - EUR (1)(2) 4.250% 8/15/2024 376 Senior Unsecured Notes - EUR (1)(2) 3.750% 1/15/2025 505 Notes Payable and Other Borrowings 37 37 Deferred Financing & OID (68) (70) Total Debt $3,356 $3,482

AXALTA COATING SYSTEMS Full Year 2016 Guidance 9 2016 Benefits from Ongoing Growth and Maturity of Productivity Programs  Net sales expected to be flat to down slightly, as-reported, based on anticipated currency headwinds; net sales, ex-FX, expected to come in at lower end of 4-6% guidance, including acquisitions  Margin expansion expected to continue, driven by volume, price, and cost reduction  Tailwinds from ongoing input cost savings and additional productivity savings  Tax rate, as adjusted, expected to come down in 2016 from specific actions completed  Working capital stable in 2016, with free cash flow expected to rise  Capex is consistent; includes large discretionary component ($ millions) 2015A 2016E Net Sales, ex FX +5% 4-6% Working Capital / Sales 12% 11-13% Tax Rate, As Adjusted 30% 24-26% Diluted Shares (millions) 240 242-244 Comments on Drivers Capital Expenditures $138 ~$150 Interest Expense $197 $180 Adjusted EBITDA $867 ~$900 D&A $308 $320 Net Sales -6% ~0%

Appendix

AXALTA COATING SYSTEMS Key Goals For 2016 Stated Objective Comments Grow the Business Productivity Initiatives to Improve Cost Structure Focus on Operating Improvement Extend Core Strengths & Globalize • Flat net sales; growth at lower end of ~4-6% ex- currency, including acquisitions • Expect to outgrow our end-markets • $60 million in combined 2016 cost savings • Axalta Way expected to ramp up in 2016 • New capacity ramps continue, opportunity to refine our operating strengths • Strong global foundation, see opportunity to extend further Continue High IRR Investment Projects • Expansion projects largely completed • Productivity & growth capex remain in high gear 11 M&A Interest Increasing • Continue to participate in attractive bolt-on M&A FCF & Debt Paydown Still A Priority • Expect solid progress in reducing our leverage ratios

AXALTA COATING SYSTEMS Full Year 2016 Assumptions  Global GDP growth of approximately 2.4%  Global industrial production growth of approximately 1.1%  Global auto build growth of approximately 2.8%  Modest benefit from lower oil prices given the extended supply chain in key raw materials and category- specific supply and demand dynamics Currency 2015 % Axalta Net Sales Rates Used in Initial 2016 Guidance Rates Used in Current 2016 Guidance % Change in F/X Rate US$ per Euro ~27% 1.05 1.11 5.7% Chinese Yuan per US$ ~13% 6.60 6.62 (0.3%) US$ per British Pound ~3% 1.54 1.36 (11.7%) Brazilian Real per US$ ~3% 4.30 3.51 22.5% Venezuelan Bolivar per US$ ~3% 237.50 498.77 (52.4%) Mexican Peso per US$ ~2% 17.00 18.53 (8.3%) Russian Ruble per US$ ~1% 70.00 67.53 3.7% Currency Assumptions Macroeconomic Assumptions 12

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. 13 LTM ($ in millions) FY 2015 Q1 2015 Q2 2015 Q3 2015 Q1 2016 Q2 2016 Q3 2016 9/30/2016 Net Income (Loss) $98 $47 (24) $36 $31 $50 (10) $110 Interest Expense 197 50 49 51 50 48 43 188 Provision for Income Taxes 63 1 30 18 15 20 - 49 Depreciation & Amortization 308 73 78 75 76 79 81 318 Reported EBITDA $665 $171 $132 $180 $171 $197 $114 $664 A Debt extinguishment and refinancing related costs 3 - - - - 2 82 87 B Foreign exchange remeasurement losses 94 9 58 24 8 18 5 34 C Long-term employee benefit plan adjustments - - - (1) 1 1 1 4 D Termination benefits and other employee related costs 36 4 15 1 2 7 16 41 E Consulting and advisory fees 24 3 7 7 3 3 3 16 F Transition-related costs (3) - - - - - - (3) G Offering and transactional costs (1) (4) - 1 - 1 3 6 H Stock-based compensation 30 2 12 8 10 11 10 39 I Other adjustments (6) 1 2 (4) 2 2 1 - J Dividends in respect of noncontrolling interest (5) (4) (1) - (2) - (2) (4) K Asset impairment 31 - 31 - - 11 - 11 Total Adjustments $202 $11 $124 $37 $24 $56 $119 $229 Adjusted EBITDA $867 $182 $255 $217 $195 $253 $233 $893

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation (cont’d) A. During FY 2015, 2Q 2016 and 3Q 2016, we prepaid outstanding principal on our Term Loans, resulting in non-cash pre-tax losses on extinguishment of $3 million, $2 million and $5 million, respectively. During 3Q 2016, we amended the terms of our Credit Agreement, resulting in a non-cash pre-tax loss on extinguishment of $2 million. In connection with the refinancings of our Senior Notes during 3Q 2016, we recorded a non-cash pre-tax loss on extinguishment of $19 million and incurred call premiums and other fees of $57 million. We do not consider these items to be indicative of our ongoing operating performance. B. Eliminates foreign exchange losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of the impacts of our foreign currency instruments used to hedge our balance sheet exposures. Exchange effects attributable to the remeasurement of our Venezuelan subsidiary represented gains of $1 million for both 1Q 2015 and 3Q 2015 and losses of $56 million, $7 million, $16 million and $1 million for the periods 2Q 2015, 1Q 2016, 2Q 2016 and 3Q 2016, respectively. C. Eliminates the non-cash non-service cost components of long-term employee benefit costs. D. Represents expenses primarily related to employee termination benefits and other employee-related costs including our initiative to improve overall cost structure within the European region as well as costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents non-recurring charges associated with the transition from DuPont to a standalone entity, including branding and marketing costs, information technology related costs and facility transition costs. G. Represents costs associated with the secondary offerings of our common shares by Carlyle, acquisition-related costs, including a $5 million gain recognized during 1Q 2015 resulting from the remeasurement of our previously held interest in an equity method investee upon the acquisi tion of a controlling interest, and costs associated with changes in the fair value of contingent consideration associated with our acquisitions, all of which are not considered indicative of our ongoing operating performance. H. Represents non-cash costs associated with stock-based compensation, including $8 million of expense during 2Q 2015 attributable to the accelerated vesting of all issued and outstanding stock options issued under the 2013 Plan as a result of the Change in Control. I. Represents costs for certain non-operational or non-cash (gains) and losses, unrelated to our core business and which we do not consider indicative of ongoing operations, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our business combinations. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. K. As a result of currency devaluations in Venezuela, we recorded non-cash impairment charges relating to a real estate investment of $31 million and $11 million during Q2 2015 and Q2 2016, respectively. We do not consider these impairments to be indicative of our ongoing operat ing performance. 14

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